SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 22, 2005

                             CELERITY SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Deleware                  814-00631                   52-2050585
(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)              File Number)              Identification No.)

146 Maryville Pike Suite 201, Knoxville, Tennessee               37920.
(Address of principal executive offices)                       (Zip code)

Registrant's telephone number, including area code:           (865) 539-5300

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01. Changes in Registrant's Certifying Accountant.

          (i) Effective April 22, 2005, Celerity Systems, Inc. (the "Registrant"), based upon the reccomendation of an approval by the Registrant audit committee and the Board of Directors dismissed Marcum & Kliegman LLP ("Marcum and Kliegman") as its independent registered public accounting firm.

            (ii) Marcum and Kliegman's reports on the Registrant's consolidated financial statements for each of the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles. However, Marcum and Kliegman's reports each contained an explanatory paragraph about the Company's ability to continue as a going concern.

            (iii) During the years ended December 31, 2004 and 2003, as well as the subsequent interim period through April 22, 2005, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their reports of the Registrant's consolidated financial statements for such years.

            (iv) During the years ended December 31, 2004 and 2003, as well as the subsequent interim period through April 22, 2005, Marcum and Kliegman did not advise the Registrant of any of the matters identified in paragraph
(a)(1)(v) of Item 304 of Regulation S-K.

            (v) The Registrant requested Marcum and Kliegman to furnish a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.

Item 9.01. Financial Statements and Exhibits.

      (a) Not applicable

      (b) Not applicable

      (c) Exhibit No. Description

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Exhibit             Description                          Location
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   Exhibit 99.1     Letter dated April 27, 2005          Provided herewith
                     from Marcum & Kliegman LLP


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 27, 2005               CELERITY SYSTEMS, INC.

                                      By:      /s/ Robert Legnosky
                                      Name:    Robert Legnosky
                                      Title:   President, Chief Executive
                                      Officer and Chairman of the Board


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